UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2006

SENTO CORPORATION

(Exact name of registrant as specified in its charter)

Utah	000-06425	87-0284979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 East South Temple, Suite 400 Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 431-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        The information in Items 7.01 and 9.01 of this report, including the exhibits, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

        On September 26, 2006, Sento Corporation issued a press release announcing the appointment of Matthew M. Kochan to the newly-created post of Chief Operating Officer, a copy of which is attached as Exhibit 99.01. In addition to the press release, Sento distributed letters discussing Mr. Kochan’s appointment to its employees and clients, copies of which are attached as Exhibits 99.02 and 99.03, respectively.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

        The following are furnished as exhibits to this report:

   Exhibit
    Number                             Title of Document                                       Location
-------------- ------------------------------------------------------------------- ---------------------------------

     99        Miscellaneous
-------------- -------------------------------------------------------------------

    99.01      Press release dated September 26, 2006                              Attached
    99.02      Letter to employees                                                 Attached
    99.03      Letter to clients                                                   Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2006

SENTO CORPORATION

By	/s/ Anthony Sansone
Anthony Sansone, Chief Financial Officer